UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2006

THE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	51018	23-3016517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Silverside Road, Wilmington, DE 19809

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 385-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

The compensation committee of the board of directors of The Bancorp, Inc. adopted a form of stock unit award agreement to evidence stock unit awards which may be made pursuant to The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan.

Copies of the form is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
10.1	Form of Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANCORP, INC.

By:	/s/ Martin F. Egan
Name:	Martin F. Egan
Title:	Senior Vice President, Chief Financial Officer and Secretary

Date: January 19, 2006